EXHIBIT 10.27


                                 AMENDMENT NO. 1
                                       TO
                          BRUNSWICK TECHNOLOGIES, INC.
                          COMMON STOCK PURCHASE WARRANT


         THIS AMENDMENT NO. 1 TO the Brunswick Technologies, Inc. Common Stock Purchase Warrant No. [_____________] by and among Brunswick Technologies, Inc. (the "Company") and [________________________] (the "Holder"), is entered into as of the ___ day of January, 1997, between the Company and the Holder.

                              W I T N E S S E T H:

         WHEREAS, the Holder and the Company entered into the Brunswick Technologies, Inc. Common Stock Purchase Warrant (the "Warrant"); and

         WHEREAS, the Stockholders and the Company desire to amend the Agreement to allow the Holders to exercise the Warrants on a cashless basis;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration expressed, the Company and the Holder agree as follows:

A. AMENDMENTS. The Warrant is hereby modified by amending and restating the following section of the Warrant in its entirety as follows (capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Warrant):

         2.1.     Full Exercise.

         (a) Cash Exercise. This Warrant may be exercised in full by the Holder by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified check or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (the "Warrant Purchase Price").

         (b) Cashless Exercise. The exercise price payment provisions described in subsection (a) hereof notwithstanding:

                  (i) The Holder of the Warrant shall have the right (the "Conversion Right") to require the Company to convert this Warrant, in whole or in part, at any time prior to _____________, 1997 into shares of Common Stock as provided for in this Subsection (b). At the sole option of the Holder, designated in writing upon the Subscription Form appended as Annex A hereto (the "Conversion Notice") upon exercise of the Conversion Right, the Company shall deliver to the







         Holder (without payment by the Holder of any Warrant Purchase Price) that number of shares of Common Stock equal to the quotient obtained by dividing (A) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting (x) the aggregate Warrant Purchase Price for the shares of Common Stock then issuable upon exercise of this Warrant (the "Warrant Shares") in effect immediately prior to the exercise of the Conversion Right from (y) the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (B) the Fair Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                  (ii) When exercising the Conversion Right, the Holder shall deliver the Conversion Notice to the Company and specifying (A) the total number of shares of Common Stock the Holder will purchase pursuant to such conversion and (B) a date not less than one (1) nor more than twenty (20) business days from the date of the Conversion Notice for the closing of such purchase.

                  (iii) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock as of such Determination Date. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                           (A) If the  Company's  Common  Stock is  traded on an
                  exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                           (B) If the Company's Common Stock is not traded on an
                  exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                           (C) Except as provided in subsections  (D) and (E) of
                  this subsection (b)(iii), if the Company's Common Stock is not publicly traded, then as determined in good faith by the Board of Directors of the Company.

                           (D) If the  Determination  Date is the  date on which
                  the Company's Common Stock is first sold to the public by the Company in a firm commitment public offering under the Securities Act of 1933, as amended (the "1933 Act"), then the initial public offering price (before deducting commissions, discounts or expenses) at which the Common Stock is sold in such offering.








                           (E) If  the  Determination  Date  is  the  date  of a
                  liquidation, dissolution or winding up of the Company, then all amounts to be payable per share to holders of the Common Stock in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation, assuming for the purposes of this subsection (E) that all of the shares of Common Stock then issuable upon exercise of this Warrant are outstanding at the Determination Date.

B. RATIFICATION. As hereby amended, the Warrant is ratified and confirmed in all respects.


         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first written.

Brunswick Technologies, Inc.

By:
   -------------------------------
 its:                ,
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 thereunto duly authorized


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By:
   -------------------------------
 its:                ,
    -----------------
 thereunto duly authorized